THIRD AMENDED AND RESTATED
                SUPPLEMENTARY TRUST AGREEMENT
                          (ARIZONA)


     This Third Amended and Restated Supplementary Trust Agreement is made and entered into as of March 28, 1995, by and among Fairfield Communities, Inc., a Delaware corporation (referred to herein as "FCI"); Fairfield Acceptance Corporation, a Delaware corporation and wholly-owned subsidiary of FCI (referred to herein as "FAC"); First American Title Insurance Company, a California corporation (referred to herein as "Trustee"); The First National Bank of Boston, Boston, Massachusetts (hereinafter defined as "FNBB"), as agent and lender to FCI pursuant to the FCI Boston Loan Agreement (as hereinafter defined); FNBB, as agent and lender to FAC pursuant to the FAC Boston Loan Agreement (as hereinafter defined); First Commercial Trust Company, N.A., Little Rock, Arkansas, as trustee (referred to herein as "1993-A Trustee), pursuant to the 1993-A Pledge Agreement (as hereinafter defined); and Capital Markets Assurance Corporation, a New York Stock insurance company, as collateral agent (referred to herein as "1995 Collateral Agent"), pursuant to the 1995 Credit Agreement (as hereinafter defined). This Agreement is made in lieu of and supersedes that certain Second Amended and Restated Supplementary Trust Agreement dated as of September 1, 1992, as amended, by and among certain of the parties hereto, which agreement is hereby canceled.

                    W I T N E S S E T H:

     WHEREAS, FCI is engaged in the development of a certain resort and recreational project known as Fairfield Continental Country Club Estates, Coconino County, Arizona, and certain other properties not subject hereto; and has sold and continues to sell Intervals (as hereinafter defined) to purchasers by way of contract agreement and installment notes ("Sales Contracts") whereby the purchaser is permitted to finance the purchase price for said Intervals over a period of time; and

     WHEREAS, FNBB, both individually and as agent pursuant to the FCI Boston Loan Agreement and the FAC Boston Loan Agreement, is the primary lender responsible for financing the development of FCI projects and in connection therewith has obtained a security interest in certain Sales Contracts as security for the repayment of the borrowings of FCI under the FCI Boston Loan Agreement and of FAC under the FAC Boston Loan Agreement, and FNBB, both individually and as agent, has further taken underlying encumbrances against certain of the Properties (as hereinafter defined) and certain other properties not subject to this Agreement at the various FCI projects as security for repayment of the borrowings of FCI under the FCI Boston Loan Agreement and of FAC under the FAC Boston Loan Agreement, which underlying encumbrances on the Properties have provisions for release for the protection of the purchasers of Intervals, said releases to be given under conditions as set forth therein; and

     WHEREAS, FCI and FAC have entered into arrangements for the sale by FCI to FAC of certain Sales Contracts and other receivables pursuant to a Third Amended and Restated Operating Agreement dated as of December 9, 1994, as amended; and

     WHEREAS, FAC has sold certain Sales Contracts to Fairfield Funding Corporation, a Delaware corporation (referred to herein as "FFC"), which Sales Contracts have in turn been pledged by FFC to the 1993-A Trustee pursuant to the 1993-A Pledge Agreement; and

     WHEREAS, FAC has sold certain Sales Contracts to Fairfield Capital Corporation, a Delaware corporation (referred to herein as "FCC"), pursuant to a Receivables Purchase Agreement, dated as of March 28, 1995 (the "1995 Purchase Agreement") which Sales Contracts have in turn been pledged by FCC to the 1995 Collateral Agent for the benefit of itself and Triple-A One Funding Corporation, a Delaware corporation (referred to herein as "Triple-A"), pursuant to the 1995 Credit Agreement; and

     WHEREAS, FNBB, both individually and as agent, has released its lien upon and its interest in (i) the Sales Contracts and the underlying Intervals pledged to the 1993-A Trustee and (ii) the Sales Contracts and the underlying Intervals pledged to the 1995 Collateral Agent; and

     WHEREAS, the parties hereto are desirous of establishing a title clearing mechanism for the purpose of providing a convenient method of holding and conveying title to the Properties, releasing encumbrances thereon and protecting the interest of the various parties hereto as their interest may appear;

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     1.   Definitions.   For the purposes of  this Agreement
          -----------
the following words and terms shall have the following meanings unless the context clearly indicates otherwise:

     1995 Collateral  Agent means Capital  Markets Assurance
     ----------------------
Corporation,  a  New  York   Stock  insurance  company,   as
collateral agent for the benefit of itself and Triple-A pursuant to the 1995 Credit Agreement.

     1995  Credit  Agreement   means  that  certain   Credit
     -----------------------
Agreement dated as of March 28, 1995, by and among FAC, as servicer, FCI, FCC, as borrower, 1995 Collateral Agent, as collateral agent, and Triple-A, relating to loans to be made by Triple-A to FCC.

     FAC   means,   as  appropriate,   Fairfield  Acceptance
     ---
Corporation, individually or in its capacity as servicer under the 1993-A Pledge Agreement or the 1995 Credit
Agreement.

     FAC Boston  Loan Agreement means the  Third Amended and
     --------------------------
Restated  Revolving  Credit  Agreement  dated  September 28,
1993, as amended, by and between FAC and FNBB, as agent and lender.

     FCC  means Fairfield  Capital  Corporation, a  Delaware
     ---
corporation.

     FCI  means  Fairfield  Communities,  Inc.,  a  Delaware
     ---
corporation.

     FCI   Boston  Loan  Agreement  means  the  Amended  and
     -----------------------------
Restated Revolving Credit Agreement dated September 28, 1993, as amended, by and between FCI, Fairfield Myrtle Beach, Inc., and FNBB and its past, present and future participants.

     FFC  means Fairfield  Funding  Corporation, a  Delaware
     ---
corporation.

     FNBB means, as appropriate,  The First National Bank of
     ----
Boston as lender and agent for itself and such other lenders who may hereinafter become parties to the FCI Boston Loan Agreement, and The First National Bank of Boston, as lender and agent for itself and such other lenders who may hereinafter become parties to the FAC Boston Loan Agreement.

     Intervals means those timeshare intervals created or to
     ---------
be created in the Properties conveyed to Trustee in connection herewith, as more fully set forth in Schedule A attached hereto and made a part hereof, as amended from time to time, and all such Properties subsequently conveyed to Trustee in the continuance of this Agreement. Intervals are created in the Properties pursuant to the filing of regime documents creating an underlying ownership interest which is the subject of a Sales Contract, which ownership interest shall consist of a fixed week or undivided interest in fee simple in a lodging unit or group of lodging units at a Project.

     1995 Intervals means those Intervals which give rise to
     --------------
certain Sales Contracts pledged, assigned and transferred to the 1995 Trustee pursuant to the 1995 Pledge Agreement. The 1995 Trust Intervals are listed on Schedule D attached to this Agreement and made a part hereof, as amended from time to time.

     Loan  Agreement  means,  as  appropriate,  (i) the  FCI
     ---------------
Boston  Loan Agreement,  (ii) the FAC Boston  Loan Agreement
(iii) the 1993-A Pledge  Agreement, or (iv) the 1995  Credit
Agreement.

     Mortgage means a  deed of trust,  deed to secure  debt,
     --------
vendor's lien, mortgage or any other instrument typically considered to be a mortgage.

     Operating  Agreement   means  the  Third   Amended  and
     --------------------
Restated Operating Agreement dated as of December 9, 1992, between FCI and FAC, as amended.

     1993-A Pledge  Agreement means that  certain Pledge and
     ------------------------
Servicing Agreement dated as of September 28, 1993, by and among FAC, as Servicer, FFC as Issuer, 1993-A Trustee, as Trustee, and Texas Commerce Trust, as Standby Servicer,
relating to the issuance by FFC of certain Interval Ownership and Lot Contract Pay-Through Notes, Series 1993-A.

     POA   means   timeshare   associations   organized   in
     ---
connection with the establishment of timesharing developments at the Project and other property owners associations, including but not limited to Continental Country Club and Estates ("CCCE"), a non-profit Arizona corporation, which may have been organized in connection with the platting or subdividing of vacant lots at the Project.

     Project  means  the  recreational/retirement  community
     -------
commonly referred to  as Fairfield Continental Country  Club
Estates, located in Flagstaff, Arizona, being developed by Fairfield.

     Properties  means  those   Intervals  located  on   the
     ----------
properties listed in Schedule A attached hereto, as amended from time to time. The Mortgages on the Properties in favor of FNBB, both individually and as agent pursuant to the FCI Boston Loan Agreement and the FAC Boston Loan Agreement, are listed in Schedule B attached hereto, as amended from time to time.

     Purchasers   means  those   individuals,  partnerships,
     ----------
corporations or other entities who have entered into a Sales
Contract with FCI for the purchase of an Interval at the Project.

     Sales  Contracts means  those  contract agreements  and
     ----------------
installment notes, including promissory notes secured by Mortgages, heretofore entered into and hereinafter to be entered into between FCI and various Purchasers for the purchase of an Interval and for which the total purchase price has not been paid by the Purchaser.

     Secured Party means FNBB, as agent and lender under the
     -------------
FCI Boston Loan Agreement and the FAC Boston Loan Agreement,
the  1993-A  Trustee  or   the  1995  Collateral  Agent,  as
applicable.

     Triple-A  means  Triple-A  One Funding  Corporation,  a
     --------
Delaware corporation.

     1993-A  Trustee means  First Commercial  Trust Company,
     ---------------
N.A.,  Little Rock,  Arkansas, as  trustee under  the 1993-A
Pledge Agreement.

     1993-A Trust Intervals means those Intervals which give
     ----------------------
rise to certain Sales Contracts pledged, assigned and transferred to the 1993-A Trustee pursuant to the 1993-A Pledge Agreement. The 1993-A Trust Intervals are listed on Schedule C attached to this Agreement and made a part hereof, as amended from time to time.


     2.   Transfer of  Properties to Trustee.   FCI, by deed
          ----------------------------------
or deeds, has transferred fee simple title to the Properties identified on Schedule A to Trustee, subject to those Mortgages identified on Schedule B and further subject to existing executed and unrecorded Mortgages from Purchasers. Trustee agrees to acquire and hold legal title to said Properties in accordance with the terms, provisions and conditions of this Agreement and for the benefit of FCI, FAC and the related Secured Party, as their interests may appear. Except for those Properties in which the beneficial interest has been pledged to the 1993-A Trustee or the 1995 Collateral Agent, the beneficial interest in all the Properties underlying Sales Contracts conveyed to Trustee pursuant to this Agreement shall be in FCI, and at such time as the Sales Contracts are transferred to FAC pursuant to the Operating Agreement, the beneficial interest in the Properties underlying those Sales Contracts transferred to FAC shall pass to FAC with the transference of said Sales Contracts. In the event FCI elects to repurchase Sales Contracts previously transferred to FAC, the beneficial interest in the Properties will be re-transferred to FCI by FAC when those Sales Contracts are transferred from FAC back to FCI, all in accordance with the Operating Agreement. Although Trustee shall be advised of the transference of the Sales Contracts and the beneficial interest in the Properties underlying the Sales Contracts, Trustee shall not be held liable by any party hereto for acting in good faith on the written instructions of FCI or FAC even though there may be a mistake as to the proper owner of the beneficial interest underlying the Sales Contracts.


     3.   Title Ownership and Responsibility of Trustee.
          ---------------------------------------------

     (a) Trustee acknowledges that notwithstanding the fact that it will be the record owner of the fee simple title to the Properties, its ownership is subject in all respects to the provisions of this Agreement, those Mortgages identified on Schedule B hereto, and the terms and conditions of the Loan Agreements. Trustee further acknowledges that it holds fee simple title to the Properties for the benefit of the other parties hereto and shall have no equitable rights in the Properties nor any right to the income or profits to be derived therefrom.

     (b) Trustee's function and responsibility during the existence of this Agreement will be to (i) hold record title to the Properties for the benefit of the other parties hereto, FFC and FCC (ii) convey title as directed upon the written request of FCI or FAC, as applicable, as the beneficial owner at such time, and, if applicable, as servicer under the 1993-A Pledge Agreement or the 1995 Credit Agreement, except as provided by Section 12 hereof;
(iii) contemporaneously with the conveyance of any of the Properties that qualify for deeding in accordance with the terms of the Sales Contracts, pursuant to authorization from the related Secured Party as set forth herein, cause with respect to such Properties such Secured Party's underlying Mortgage, if any, to be released of record; (iv) where requested by FCI or a Purchaser, as the case may be, cause to be issued a title insurance policy to the Purchaser
(provided all title requirements are properly met and the appropriate premium has been paid); (v) on all of the Properties in which a purchase money Mortgage is retained, cause to be executed and filed of record a release of such Mortgage upon the written request of FCI or FAC, as the case may be, pursuant to Section 5(b) hereof, except as provided by Section 12 hereof; and (vi) execute such instruments as required to be executed pursuant to Sections 11 and 13 hereof. Trustee may authorize any third party, including any employee of FCI or FAC, by power of attorney, to execute any instrument required by this Section 3(b).

     (c) Except to the extent expressly permitted herein, Trustee shall have no discretionary authority whatsoever to exercise any control over the Properties.

     (d) Except as set forth in Section 3(b) Trustee agrees that it will do nothing which will in anyway impair, encumber or otherwise adversely affect in any manner the title to the Properties.

     (e) Trustee shall have no duties and responsibilities other than those set forth herein, and it shall act only at the direction of the parties hereto and solely in accordance with the terms hereof. FCI, FAC and each Secured Party hereby expressly do not delegate any discretionary duties or responsibilities to Trustee as are often times associated with a trustee acting pursuant to the terms and provisions of a trust agreement.

     4.   Responsibility   of   FAC  or   FCI   Relating  to
          --------------------------------------------------
Conveyances by Trustee.
----------------------

     (a) FCI shall cause any underlying Mortgage (other than FNBB's Mortgages) to be released and shall be responsible for paying release prices to the proper party as necessary to secure the release of the Properties to be conveyed as provided herein.

     (b) FCI or FAC, as the case may be, shall prepare all such deeds, releases, assignments and other documents as may be necessary to carry out the purpose of this Agreement and to cause revenue or transfer tax stamps to be properly affixed as necessary to satisfy recording requirements, and shall cause all recording fees to be paid and all necessary instruments to be recorded in the appropriate real estate records. FCI and FAC agree that each will maintain all records necessary to identify beneficial ownership of the Properties.

     (c) FCI or FAC, as the case may be, shall be responsible for advising Trustee and the related Secured Party of all assignments of the Sales Contracts and underlying beneficial interests and all conveyances of the Properties, by furnishing copies of all such assignments and conveyances to Trustee and to such Secured Party. Such assignments shall take the form of a "Document of Sale and Assignment of Beneficial Interest" or a "Document of Pledge and Assignment of Beneficial Interest", which shall identify those Sales Contracts and the underlying Properties giving rise to such Sales Contracts to be assigned or conveyed. Trustee shall be entitled to rely upon such "Documents of Sale and Assignment of Beneficial Interest" and "Documents of Pledge and Assignment of Beneficial Interest" in determining beneficial ownership of and security interests in the Properties.

     (d) FFC has provided Trustee with a copy of an assignment pledging and assigning all beneficial interest in the 1993-A Trust Intervals and the related Sales Contracts (previously held by FAC and conveyed to FFC) to the 1993-A Trustee. FAC, as servicer under the 1993-A Pledge Agreement, or the 1993-A Trustee shall provide Trustee with copies of any future assignments of beneficial interest in the 1993-A Trust Intervals, which assignments shall be in the form of a certificate and shall identify the 1993-A Trust Intervals and related Sales Contracts assigned thereby. Any such assignment submitted to Trustee by FAC shall be accompanied by an approval, in writing, of the 1993-A Trustee. Trustee shall be entitled to rely upon such certificates in determining beneficial ownership of the 1993-A Trust Intervals.

     (e) FCC has provided Trustee with copies of assignments evidencing (i) the transfer of all beneficial interest in the 1995 Intervals and the related Sales Contracts from FAC to FCC pursuant to the 1995 Purchase Agreement and (ii) the pledge and assignment of such assets and interests from FCC to the 1995 Collateral Agent pursuant to the 1995 Credit Agreement. FAC, as servicer under the 1995 Credit Agreement, or the 1995 Collateral Agent shall provide Trustee with copies of any future assignments of beneficial interest in the 1995 Intervals, which assignments shall be in the form of a certificate and shall identify the 1995 Intervals and related Sales Contracts assigned thereby. To be effective, any such assignment submitted to Trustee by FAC shall be accompanied by an approval, in writing, of the 1995 Collateral Agent. Trustee shall be entitled to rely upon such certificates in determining beneficial ownership of the 1995 Intervals.


     5.   Conveyance and Release of Properties.
          ------------------------------------
     (a) At such time as a Purchaser has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Sales Contract, and/or has otherwise fully discharged all of such Purchaser's obligations and responsibilities required to be discharged as a condition to deeding, including the payment of all POA dues and assessments, FCI or FAC, as applicable, as the beneficial owner of the security interest in such property at such time or as servicer for a Secured Party which is the beneficial owner of the security interest in such property at such time, shall direct Trustee in writing to immediately cause to be released the related Secured Party's underlying Mortgage(s) with respect to such Properties, unless otherwise directed in writing by the related Secured Party(s) pursuant to Section 12 hereof, and forthwith shall deliver and record a properly executed Warranty Deed or Special Warranty Deed (with documentary stamps and recording fees to be paid by FCI or FAC, as the case may be) conveying fee simple title to the Interval covered by such Sales Contract to the Purchaser. In those instances in which the Purchaser has granted to Trustee, FCI or the related Secured Party a purchase money Mortgage to secure the remainder of the purchase price owed, Trustee, subject to the provisions of Section 12 hereof, shall release such Mortgage at such time as the holder of the beneficial ownership thereof shall direct in writing. Within a reasonable time following the delivery of the Warranty Deed or Special Warranty Deed to Purchaser, a title insurance policy shall also be delivered (provided that Purchaser has paid for such in connection with his purchase of the Properties involved). Said title insurance policy shall, therefore, in some instances reflect an exception for the purchase money Mortgage in favor of Trustee, FCI or the related Secured Party, as the case may be.

     (b) Unless directed otherwise by a Secured Party pursuant to Section 12 hereof (or otherwise), each Secured Party hereby authorizes and appoints Trustee as its agent to release such Secured Party's underlying Mortgages (including purchase money Mortgages assigned to it) against any Properties upon receipt by Trustee of a written request for deeding by FCI or FAC, together with a certification by an authorized officer of FCI or FAC stating that all the conditions to the release from the Mortgage or Mortgages encumbering such Properties have been satisfied. Each Secured Party further agrees to execute any additional documents as may be necessary to be filed of record in order to verify Trustee's authority to release such Secured Party's Mortgages as provided herein.

     (c) All payments made by Purchasers pursuant to the terms of their Sales Contract shall be made directly to FCI, FAC, FFC or FCC, as the case may be, for the benefit of the relevant Secured Party, if any, pursuant to the terms of the related Loan Agreement. No payments are to be received by the Trustee.


     6.   Default  by  Purchaser.    Where  legal  title  to
          ----------------------
Properties have been conveyed by Trustee with a purchase money Mortgage retained or where Purchaser has recorded his/her Sales Contract and Purchaser defaults and otherwise refuses to reconvey legal or equitable title to Trustee, Trustee shall assign the purchase money Mortgage or recorded Sales Contract to FCI or FAC (as applicable, as the beneficial owner of such purchase money Mortgage or recorded Sales Contract, or, if applicable, as servicer under the 1993-A Pledge Agreement or the 1995 Credit Agreement), for foreclosure or other appropriate action. Subject to the provisions of Section 12 hereof, Trustee may rely on the written request of FCI or FAC, as applicable, in regard to the assignment of said purchase money Mortgages or recorded Sales Contracts.


     7.   POA Voting Rights.  Voting rights in any POA which
          -----------------
may inure to the benefit of Trustee as legal titleholder shall be assigned by Trustee to FCI or, at the option of FCI, FCI may require an irrevocable proxy be delivered unto it by Trustee so that FCI may continue to exercise all such voting rights.


     8.   Applicability  of  Agreement of  Trust.   FCI  and
          --------------------------------------
Trustee have previously entered into an Agreement of Trust dated June 22, 1981 which is known as Trust No. 6928. This Third Amended and Restated Supplementary Trust Agreement is intended to supplement Trust No. 6928, provided, however, that to the extent that any of the provisions of Trust No. 6928 are inconsistent with any of the provisions contained herein, the provisions of this Third Amended and Restated Supplementary Trust Agreement shall control.


     9.   Additional Properties.   From time to  time FCI or
          ---------------------
FAC may convey to Trustee additional Properties to be held by Trustee as Properties subject to the terms and conditions of this Agreement, and all parties recognize that this Agreement shall be binding upon such additional Properties. Schedule "A" shall be amended from time to time as necessary to reflect any additional Properties.


     10.  Indemnification.     FCI   and  FAC   jointly  and
          ---------------
severally agree to indemnify and hold harmless Trustee from any and all claims, demands, actions or causes of action in any way relating to or arising out of the record ownership of the Properties or out of the good faith discharge by Trustee of any of the terms and conditions of this Agreement, including all costs and expenses of any nature that Trustee may incur. Each Secured Party shall indemnify and hold harmless Trustee from any and all claims, demands, actions or causes of action, including all costs and expenses of any nature that Trustee may incur in connection therewith, which relate to or arise out of any act or failure to act of Trustee, which action or inaction was in good faith pursuant to and in reliance upon written instructions from such Secured Party to Trustee. With respect to actions related to particular Properties, the parties hereto expressly acknowledge that Trustee shall be entitled to rely upon the written instructions of FCI, FAC or the Secured Party which has a first position lien on such Properties as set forth herein and in the Schedules hereto, and Trustee shall have no liability for any action taken in good faith in such reliance. FCI or FAC, as the case may be, shall reimburse Trustee for all costs, fees and expenses incurred by it relating to its serving as Trustee under the terms and provisions of this Agreement. It is the intent of the parties to insure that Trustee shall incur no liability whatsoever in connection with the good faith performance of its functions under this Agreement and in connection therewith, all parties hereto release and waive any claims they may have against Trustee which may result from the performance in good faith by Trustee of its responsibilities under this Agreement.


     11.  Mortgages,  Platting,  and  Reconveyance   of  the
          --------------------------------------------------
Properties.  Subject to the provisions of Section 12 hereof,
----------
upon written request of FCI, Trustee shall, except as to such Properties as FCI may have previously assigned or transferred beneficial interest, reconvey all or any portion of the Properties to FCI, subject to the Mortgages listed in Exhibit B, for the purpose of granting construction Mortgages or for any other purpose for which FCI may require legal title; and further, Trustee agrees it will execute such Mortgages covering such Properties, as requested in writing by FCI, to any Secured Party or such third parties as FCI may direct. Trustee further agrees to execute any and all documents, including plats, covenants and restrictions, as may be necessary to add and/or revise existing or new subdivisions with respect to the Properties.


     12.  Default Under  Loan Agreements.   In the  event of
          ------------------------------
default of FCI, FAC, FFC or FCC under any of the Loan Agreements, the related Secured Party shall notify Trustee in writing of such event at such time as notice of such default is given to FCI, FAC, FFC, or FCC as the case may be, which writing shall identify those Properties giving rise to Sales Contracts relating to the defaulted Loan Agreement and may further instruct Trustee that, with respect to those Properties, Trustee shall act only upon the written instructions of the related Secured Party and any prior lienholder with respect to such Properties and the related Sales Contracts, whereupon Trustee shall only take action with respect to the Properties identified in the notice, notwithstanding instructions of FCI, FAC, FFC or FCC to the contrary, as directed by the related Secured Party and any prior lienholder.

     The receipt of any notice of default shall relate only to the specific Loan Agreement identified therein. As to all other Loan Agreements, Trustee shall continue to act upon the written request of FCI, FAC, FNBB, individually and as agent, the 1993-A Trustee and the 1995 Collateral Agent, as the case may be, as to the Properties relating thereto.

     Any notice of default given Trustee pursuant to this section shall be mailed by first class mail, postage prepaid, return receipt requested, to the following address:

               First American Title Insurance Company,
                    a California corporation
               403 N. Agassiz, P.O. Box 1910
               Flagstaff, AZ  86002
               Attn:  Earl Briggs

     In no event shall Trustee have any responsibility for preparation of documents referred to in Section 4(b) of this Agreement. As to Properties relating to any defaulted Loan Agreement, said documents shall be prepared by the related Bank or its designee.


     13.  Provisions    Related    to    Pooling/Pledge/Sale
          --------------------------------------------------
Agreements.
----------

Notwithstanding anything herein to the contrary and specifically notwithstanding the provisions of Section 3(a) hereof, the interest in Properties related to the 1993-A Trust Intervals granted the 1993-A Trustee by this Agreement and the 1993-A Pledge Agreement are hereby deemed superior and senior to any and all interests granted pursuant to the Mortgages listed in Schedule B hereto. The parties hereto acknowledge that Trustee holds title to the 1993-A Trust Intervals for the benefit of the purchasers of the 1993-A Trust Intervals and the 1993-A Trustee, subject only to the terms and conditions of the related Sales Contracts and the 1993-A Pledge Agreement, respectively. The Trustee shall not transfer, pledge or assign the 1993-A Trust Intervals except as expressly provided herein.

     Notwithstanding anything herein to the contrary and specifically notwithstanding the provisions of Section 3(a) hereof, the interest in Properties related to the 1995 Intervals granted the 1995 Collateral Agent by this Agreement and the 1995 Credit Agreement are hereby deemed superior and senior to any and all interests granted pursuant to the Mortgages listed in Schedule B hereto. The parties hereto acknowledge that Trustee holds title to the 1995 Intervals for the benefit of the purchasers of the 1995 Intervals and the 1995 Collateral Agent, subject only to the terms and conditions of the related Sales Contracts and the 1995 Credit Agreement, respectively. The Trustee shall not transfer, pledge or assign the 1995 Intervals except as expressly provided herein.


     14.  Miscellaneous.
          -------------

     (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns. This Agreement constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof and may not be changed or modified orally but only by instrument in writing signed by the party against which enforcement of such change or modification is sought.

     (b) This Agreement may be amended from time to time for the purpose of adding additional parties and revising the terms herein, provided, however, that except as specifically provided in paragraph 15 below, no such amendment shall be effective until all parties hereto have agreed in writing to such revisions.

     (c) This instrument shall be construed in accordance with and governed by the laws of the State of Arizona. In the event any clause or provision of this Agreement is declared to be invalid, the invalidity of any such clause or provision shall not affect the remaining clauses and provisions of this Agreement which shall remain in full force and effect.

     (d) No party may make an assignment of its interest in this Agreement without obtaining the written consent of the other parties hereto; provided, however, that to the extent permitted by the 1993-A Pledge Agreement or the 1995 Credit Agreement, respectively, the 1993-A Trustee and the 1995 Collateral Agent may be replaced or succeeded as parties to this Agreement without the consent of the other parties hereto. The parties further agree to execute additional documents as may be necessary to carry out the purposes of this Agreement and protect the interests of all parties hereto.


     15.  Amendment/Termination.
          ---------------------

     (a) This Agreement may be amended solely for the purpose of identifying and segregating a separate pool of Sales Contracts and the Intervals relating thereto, which are to be sold or pledged pursuant to a pooling, sale, loan or pledge agreement, by an instrument in writing signed by FCI, FAC, Trustee and FNBB. Any amendment undertaken pursuant to this paragraph 15(a) shall not relate to or affect Intervals listed on Schedules C and D attached hereto, nor shall it in any way impair or amend the rights of the 1993-A Trustee or the 1995 Collateral Agent under this Agreement. An executed copy of any Amendment undertaken pursuant to this paragraph 15(a) shall be provided to all parties to this Agreement.

     (b) This Agreement shall be terminable by any party hereto by giving sixty (60) days written notice to all other parties of its desire to so terminate. The election by any party other than FNBB, FCI or FAC to terminate will not terminate this Agreement with respect to the remaining parties, provided the remaining parties shall cause to be substituted a successor party in place of the terminating party. Upon termination, title to the Properties shall be conveyed by Trustee in accordance with the written instructions of FCI, FAC, the 1993-A Trustee or the 1995 Collateral Agent, as the case may be, as the beneficial owner or assignee or pledgee of the beneficial ownership of such Properties at such time; except, however, if Trustee has been notified by any Secured Party in writing that a default has occurred under a Loan Agreement, as described more fully in Section 12 of this Agreement, Trustee shall convey title to the Properties securing the defaulted Loan Agreement in accordance with the written instructions of the related Secured Party and first lienholder with respect thereto. In any event, this Agreement shall terminate, if not sooner terminated, on [January 1, 20 ].


     16.  Notice.   Notice  under  this  Agreement shall  be
          -------
given to the parties at the following addresses:


           First American Title Insurance Company
           ---------------------------------------
Earl Briggs
First   American  Title  Insurance   Company,  a  California
corporation
403 N. Agassiz, P. O. Box 1910
Flagstaff, Arizona   86002
(602) 779-5171


               Fairfield Communities, Inc. and
              Fairfield Acceptance Corporation
              --------------------------------

                                   Counsel:
Marcel Dumeny                      Gordon Wilbourn
Fairfield Communities, Inc.        Rose Law Firm, a
2800 Cantrell Road                   Professional Association
Little Rock, Arkansas  72202       120 East Fourth Street
(501) 664-6000                     Little Rock, Arkansas 72201
Telecopy:  (501) 660-7196          (501) 377-0332
                                   Telecopy:  (501) 375-1309


              The First National Bank of Boston
              ---------------------------------

                                   Counsel:
Linda J. Carter                    Marcia Robinson
The First National Bank of Boston  Bingham, Dana & Gould
115 Perimeter Center Place, N.E.   150 Federal Street
Suite 500                          Boston,     Massachusetts
02106
Atlanta, Georgia  30346            (617) 951-8535
(404) 393-4676                     Telecopy:  (617) 951-8736
Telecopy:  (404) 391-9811


            First Commercial Trust Company, N.A.
            ------------------------------------

                                   Counsel:
Bonnie McKenzie                    Heartsill Ragon, III
First Commercial Trust Company,    Gill Law Firm
 National Association              425 West Capitol
Capitol and Broadway Streets       Little Rock, Arkansas 72201
First Commercial Building,         (501) 376-3800
 7th Floor                         Telecopy:  (501) 372-3359
Little Rock, Arkansas  72201
(501) 371-6744
Telecopy:  (501) 371-8827


            Capital Markets Assurance Corporation
            --------------------------------------

885 Third Avenue, 14th Floor       Counsel:
New York, NY  10022                Skip Stern
Attn:  Head of Exposure            Sidley & Austin
  Management                       One First National Plaza
(212) 891-8806                     45th Floor
Telecopy:  (212) 755-5462          Chicago, IL  60603
                                   (312) 853-7267
                                   Telecopy:  (312) 853-7036


     Notice to each of the aforementioned parties shall be given by Trustee if either FCI or FAC should default in the performance of any of their respective obligations under this Agreement.


     17.  Execution.  This Agreement  may be executed in one
          ---------
or more counterparts, all of which shall constitute one and the same instrument.








            [THIS SPACE LEFT BLANK INTENTIONALLY]










     DATED as of the date first above written.

                              FAIRFIELD COMMUNITIES, INC.

/s/Les R. Baledge             BY: /s/Robert W. Howeth
_________________________        ____________________________
Witness                       TITLE: Senior Vice President

                              FAIRFIELD ACCEPTANCE CORPORATION

/s/Kim Thompson               BY: /s/Robert W. Howeth
_________________________        ____________________________
Witness                       TITLE:President

                              FIRST AMERICAN TITLE INSURANCE,
                              A CALIFORNIA CORPORATION

/s/Ruth Clark                 BY: /s/Earl Briggs
_________________________        ____________________________
Witness                       TITLE: Vice President

                              THE FIRST NATIONAL BANK OF BOSTON,
                              as agent and lender under the
                              FCI Boston Loan Agreement

/s/John Fletcher              BY: /s/Linda J. Carter
_________________________         ____________________________
Witness                       TITLE: Vice President

                              THE FIRST NATIONAL BANK OF BOSTON,
                              as agent and lender under the
                              FAC Boston Loan Agreement


/s/John Fletcher              BY: /s/Linda J. Carter
_________________________        ____________________________
Witness                       TITLE: Vice President

                              FIRST COMMERCIAL TRUST COMPANY, N.A.,
                              as 1993-A Trustee


/s/John Fletcher              BY: /s/Debi DeHau
_________________________        ____________________________
Witness                       TITLE: Corporate Trust Manager



                              CAPITAL MARKETS ASSURANCE
                              CORPORATION,
                              as 1995 Collateral Agent

/s/John Fletcher              BY: /s/Eric Rosensweig
--------------------------      ------------------------------
Witness                       TITLE: Vice President



                       LIST OF SCHEDULES
                       -----------------
          Schedule A:         Properties
          Schedule B:         Mortgages
          Schedule C:         1993-A Trust Intervals
          Schedule D:         1995 Intervals




                         SCHEDULE A


                         PROPERTIES

                    TIMESHARE REGIMES AT
         FAIRFIELD CONTINENTAL COUNTRY CLUB ESTATES,
                  COCONINO COUNTY, ARIZONA

     The property hereinafter described is hereby made subject to the Second Amended and Restated Supplementary
Trust Agreement dated September 1, 1992.

     NOTE: The following described property was conveyed by Warranty Deed dated June 22, 1981 and recorded in Docket 837, Pages 952-970, from Fairfield Sunrise Village, Inc. to First American Title Insurance Company of Arizona as Trustee pursuant to a Trust Agreement No. 6928 dated June 22, 1981.


                    TANGLEWOOD TOWNHOUSES
                    ---------------------

     That property on which is located Tanglewood Townhouses as described in a Declaration of Individual and/or Interval Ownership recorded in Docket 862 at Page 312 and any Amendments and Supplements thereto all filed of record in the Office of the County Recorder of Coconino County, Arizona.

     The above described property  has located upon it Units
1 through 41 of Tanglewood Townhouses as set forth on a Plat of Record at Case 3 at Map 207 in the Office of the County
Recorder of Coconino County, Arizona.

     There is hereby excepted from and out of the property set forth above the following described Unit Weeks:

     Unit 1                   Unit 2                 Unit 3
     ------                   ------                 ------
Week(s) 10, 21, 26       Week(s) 7, 22, 28,       Week(s) 8, 14,
27, 38, 40               29, 30, 33, 34, 37,      29,30, 31, 32,
                         38, 47                   37, 40, 44

     Unit 4                   Unit 5                  Unit 6
     ------                   ------                  ------
Week(s) 23, 24, 25,      Week(s) 27, 28, 29,      Week(s) 4, 5, 9,
29, 30                   30, 32, 33, 34           21, 25, 26, 37,
                                                  38, 39, 47

     Unit 7                   Unit 8                  Unit 9
     ------                   ------                  ------
Week(s) 21, 26, 34,      Week(s) 8, 9, 29,        Week(s) 33, 40
36, 40, 47, 48           34, 52


     Unit 10                  Unit 11                 Unit 12
     -------                  -------                 -------
Week(s) 5, 26, 27,       Week(s) 5, 17, 28,       Week(s) 25, 27,
30, 35, 36, 37, 38,      40, 41                   37, 39, 41
39, 41


     Unit 37                  Unit 38                 Unit 39
     -------                  -------                 --------
Week(s) 11, 24, 25,      Week(s) 5, 19, 20        Week(s) 22, 23,
30, 37, 42               31, 33, 34, 35, 36,      26, 27, 29, 30,
                         43, 44                   31, 37, 38, 52


     Unit 40                  Unit 41
     -------                  -------
Week(s) 3, 10, 21,       Week(s) 10, 21, 26,
23, 24, 25, 27, 29, 27,  31, 32, 33, 34,
30, 33, 41               38


                  TANGLEWOOD TOWNHOUSES II
                  ------------------------

     That property on which is located Tanglewood Townhouses II as described in a First Supplemental Declaration of Individual and/or Interval Ownership recorded in Docket 957 at Page 960-964 thereto all filed in the Office of the County Recorder of Coconino County, Arizona.

     The above described property has located upon it Units 42 through 111 of Tanglewood Townhouses II as set forth on a Plat of Record at Case 3 at Map 250, 250A and 250B, in the Office of the County Recorder of Coconino County, Arizona.

     THERE IS HEREBY EXCEPTED  FROM AND OUT OF  THE PROPERTY
SET FORTH ABOVE THE FOLLOWING DESCRIBED UNITS WEEKS:

     UNIT 43:       Week 49
     UNIT 47:       Weeks 4, 15, 19 and 47
     UNIT 48:       Weeks 10,  19, 20,  34, 35, 36,  41, 42, 43, 49
                      and 50
     UNIT 49:       Weeks 9, 10, 18, 27, 43 and 49
     UNIT 60:       Weeks 29, 30, 36, and 37


                    RIDGEWOOD TOWNHOUSES
                    --------------------

     That Property on which is located Ridgewood Townhouses, according to the plat of record in the office of the County Recorder of Coconino County, Arizona, recorded in Case 4, Map 84-84A and Declaration of Covenants, Conditions and Restrictions and Interval Ownership recorded May 19, 1986, in Docket 1088, Page 672, as amended.


                RIDGEWOOD TOWNHOUSES PHASE II
                -----------------------------

     That property on which is located Ridgewood Townhouses Phase II, according to the plat recorded on April 11, 1989 at Case 5, Maps 6 and 6A, in the Office of the County Recorder of Coconino County, Arizona, and that certain First Supplemental Declaration of Individual and/or Interval Ownership recorded on April 11, 1989 in Docket 1272, Pages 469-474, in the Office of the County Recorder of Coconino County, Arizona.





                          SCHEDULE B


                          MORTGAGES

                   PERMITTED ENCUMBRANCES
                   ----------------------
                          TIMESHARE
                          ---------

     Timeshare Regime                        Encumbrance
     ----------------                        -----------
Fairfield Continental Country
Club Estates, Coconino County,
Arizona

Tanglewood Townhouses,                  Deed  of  Trust in favor of
Phase I                                 The  First  National Bank of
Except those unit weeks                 Boston,  recorded in Docket
excepted in the preceding               878,  Page  214,  in the
Schedule A                              Public   Record   of Coconino
                                        County, Arizona

                                        Deed  of  Trust in favor of
                                        The  First  National Bank of
                                        Boston, recorded in
                                        Docket 917, Page 395, in
                                        the Public Record of
                                        Coconino  County, Arizona

                                        Deed  of  Trust in favor of
                                        The   Arizona  Bank,recorded
                                        in Docket 1008, Page 649,
                                        in the Public Record of
                                        Coconino County, Arizona

                                        Amended and Restated
                                        Deed    of    Trust,
                                        Assignment  of Rents
                                        and         Security
                                        Agreement  in  favor
                                        of     The     First
                                        National   Bank   of
                                        Boston,  recorded in
                                        Docket   1502,  Page
                                        600,  in the  Public
                                        Record  of  Coconino
                                        County, Arizona.


                                        Fairfield Acceptance
                                        Corporation:

                                        Amended and Restated
                                        Deed    of    Trust,
                                        Assignment  of Rents
                                        and         Security
                                        Agreement  in  favor
                                        of     The     First
                                        National   Bank   of
                                        Boston,  recorded in
                                        Docket   1508,  Page
                                        529  in  the  Public
                                        Record  of Coconino,
                                        Arizona.

Tanglewood Townhouses,                  Deed of Trust in favor of
Phase II                                The First National Bank of
Except those unit weeks                 Boston,  recorded in Docket
excepted in the preceding               878,  Page  214,  in the
Schedule A                              Public   Record   of Coconino
                                        County, Arizona

                                        Deed  of  Trustin favor of
                                        The Arizona Bank recorded
                                        in  Docket 837, Page 353,
                                        in the Public Record of
                                        Coconino County, Arizona

                                        Deed of Trust in favor of
                                        The First National Bank of
                                        Boston, recorded in
                                        Docket 917, Page 395, in
                                        the Public Record of
                                        Coconino County, Arizona

                                        Deed of Trust in favor of
                                        The  First  National Bank of
                                        Boston,  recorded in Docket
                                        1008,  Page 649,  in the
                                        Public  ecord of Coconino
                                        County, Arizona

                                        Amended and Restated
                                        Deed    of    Trust,
                                        Assignment  of Rents
                                        and         Security
                                        Agreement  in  favor
                                        of     The     First
                                        National   Bank   of
                                        Boston,  recorded in
                                        Docket   1502,  Page
                                        600,  in the  Public
                                        Record  of  Coconino
                                        County, Arizona.


                                        Fairfield Acceptance
                                        Corporation:

                                        Amended and Restated
                                        Deed    of    Trust,
                                        Assignment  of Rents
                                        and         Security
                                        Agreement  in  favor
                                        of     The     First
                                        National   Bank   of
                                        Boston,  recorded in
                                        Docket   1508,  Page
                                        529  in  the  Public
                                        Record  of Coconino,
                                        Arizona.

     Timeshare Regime                        Encumbrance
     ----------------                        ------------
Ridgewood Townhouses                    Deed of Trust in favor of
                                        The First National Bank of
                                        Boston,  recorded in Docket
                                        878,  Page  214,  in the
                                        Public   Record   of Coconino
                                        County, Arizona

                                        Deed of Trust in favor of
                                        The Arizona Bank recorded
                                        in Docket 837, Page 353,
                                        in the Public Record of
                                        Coconino County, Arizona

                                        Deed of Trust in favor of
                                        The First National Bank of
                                        Boston, recorded in
                                        Docket 917, Page 395, in
                                        the Public Record of
                                        Coconino  County, Arizona

                                        Deed of Trust in favor of
                                        The First National Bank of
                                        Boston,  recorded in Docket
                                        1008,  Page 649,  in the
                                        Public  Record  of Coconino
                                        County, Arizona

                                        Amended and Restated
                                        Deed    of    Trust,
                                        Assignment  of Rents
                                        and         Security
                                        Agreement  in  favor
                                        of     The     First
                                        National   Bank   of
                                        Boston,  recorded in
                                        Docket   1502,  Page
                                        600,  in the  Public
                                        Record  of  Coconino
                                        County, Arizona.

                                        Fairfield Acceptance
                                        Corporation:

                                        Amended and Restated
                                        Deed    of    Trust,
                                        Assignment  of Rents
                                        and         Security
                                        Agreement  in  favor
                                        of     The     First
                                        National   Bank   of
                                        Boston,  recorded in
                                        Docket   1508,  Page
                                        529  in  the  Public
                                        Record  of Coconino,
                                        Arizona.

Ridgewood Townhouses                    Deed of Trust in favor of
Phase II                                The First National Bank of
                                        Boston,  recorded in Docket
                                        878,  Page  214,  in the
                                        Public   Record   of
                                        Coconino County, Arizona

                                        Deed of Trust in favor of
                                        The Arizona Bank recorded
                                        in  Docket 837, Page 353,
                                        in the Public Record of
                                        Coconino County, Arizona

                                        Deed of Trust in favor of
                                        The First National Bank of
                                        Boston, recorded in
                                        Docket 917, Page 395, in
                                        the Public Record of
                                        Coconino County, Arizona

                                        Deed of Trust in favor of
                                        The First National Bank of
                                        Boston,  recorded in Docket
                                        1008,  Page 649,  in the
                                        Public   Record   of Coconino
                                        County, Arizona

                                        Amended and Restated
                                        Deed    of    Trust,
                                        Assignment  of Rents
                                        and         Security
                                        Agreement  in  favor
                                        of     The     First
                                        National   Bank   of
                                        Boston,  recorded in
                                        Docket   1502,  Page
                                        600,  in the  Public
                                        Record  of  Coconino
                                        County, Arizona.

                                        Fairfield Acceptance
                                        Corporation:

                                        Amended and Restated
                                        Deed    of    Trust,
                                        Assignment  of Rents
                                        and         Security
                                        Agreement  in  favor
                                        of     The     First
                                        National   Bank   of
                                        Boston,  recorded in
                                        Docket   1508,  Page
                                        529  in  the  Public
                                        Record  of Coconino,
                                        Arizona.




                         SCHEDULE C


 TO THIRD AMENDED AND RESTATED SUPPLEMENTARY TRUST AGREEMENT


                   1993-A TRUST INTERVALS

                    [Information Omitted]










                         SCHEDULE D


 TO THIRD AMENDED AND RESTATED SUPPLEMENTARY TRUST AGREEMENT


                    1995 TRUST INTERVALS

                    [Information Omitted]